                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



                          Date of Report: May 5, 1998


                                XTRA Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                            1-7654                            06-0954158
--------------------------------------------------------------------------------
State of incorporation              (Commission                   (IRS Employer
of organization                     File Number)             Identification No.)


60 State Street, Boston, MA                                                02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                                Zip Code


Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On April 30, 1998, XTRA Corporation issued a press release disclosing certain financial information for the second fiscal quarter ended March 31, 1998, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars except per share and share amounts)
                                  (Unaudited)


                                                               Three Months Ended    Six Months Ended
                                                                   March 31,             March 31,
                                                                1998       1997       1998       1997
                                                              --------   --------   --------   --------
Revenues                                                      $   109    $   102    $   230    $   213

Operating expenses
  Depreciation on rental equipment                                 38         36         76         72
  Rental equipment operating expense                               28         28         54         54
  Selling and administrative expense                               11         10         22         21
                                                              --------   --------   --------   --------
                                                                   77         74        152        147
                                                              --------   --------   --------   --------

    Operating income                                               32         28         78         66

Interest expense                                                   14         15         30         31
                                                              --------   --------   --------   --------

    Income before provision for income taxes                       18         13         48         35

Provision for income taxes                                          7          5         19         14
                                                             --------   --------   --------   --------

    Net income                                                $    11    $     8    $    29    $    21
                                                              ========   ========   ========   ========

Basic earnings per share                                      $  0.71    $  0.49    $  1.89    $  1.34
Weighted average basic shares outstanding (in millions)          15.3       15.3       15.3       15.3

Diluted earnings per share                                    $  0.71    $  0.49    $  1.88    $  1.34
Weighted average diluted shares outstanding (in millions)        15.4       15.3       15.4       15.3


                       XTRA CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                                    March 31,
                                                      1998         September 30,
                                                   (Unaudited)         1997
                                                   -----------     -------------
Assets

   Property and Equipment, net                     $   1,405       $     1,454

   Receivables, net                                      104               108

   Other Assets                                           26                23
                                                   -----------     -------------

      Total Assets                                 $   1,535       $     1,585
                                                   ===========     =============

Liabilities and Stockholders' Equity

Liabilities

   Debt                                            $     805       $       892

   Deferred Income Taxes                                 269               252

   Other Liabilities                                      79                81

Stockholders' Equity                                     382               360
                                                   -----------     -------------

   Total Liabilities & Stockholders' Equity        $   1,535       $     1,585
                                                   ===========     =============

Net Debt Outstanding                               $     798       $       888
                                                   ===========     =============

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)

                                                        Six Months
                                                      Ended March 31,
                                                     1998        1997
                                                   --------    --------

Cash Provided from Operations                      $   148     $   127

Cash Used for Investment Activities                    (53)        (89)

Cash Used for Financing Activities                      (5)        (18)
                                                   --------    --------
(Increase)/Decrease in Net Debt Outstanding
   (Debt-Cash)                                     $    90     $    20
                                                   ========    ========

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                XTRA CORPORATION
                                     -------------------------------------
                                                  (Registrant)



Date:          May 5, 1998               /s/ Michael J. Soja
      ---------------------------    -------------------------------------
                                             Michael J. Soja
                                             Vice President and
                                             Chief Financial Officer